Exhibit 23




                     INDEPENDENT AUDITORS' CONSENT




     We consent to the incorporation by reference in Registration Statements Nos. 333-02245, 333-50809, 33-17530, 33-28118, 33-47446 and 33-78102 of
Photronics, Inc. on Form S-8 of our report dated December 9, 1998 appearing in this Annual Report on Form 10-K of Photronics, Inc. for the year ended November 1, 1998.




DELOITTE & TOUCHE LLP
Hartford, Connecticut
January 15, 1999